UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-08323	06-1059331
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Liberty Place, 1601 Chestnut Street Philadelphia, Pennsylvania	19192
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 761-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 5, 2009, CIGNA issued a news release announcing results for the fourth quarter and full year 2008. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: February 5, 2009	By:	/s/ Michael W. Bell
Executive Vice President and Chief Financial Officer

Index to Exhibits

Number	Description	Method of Filing

99.1	CIGNA Corporation news release dated February 5, 2009	Furnished herewith.